SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                AMERIPRIME FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1)   Title of each class of securities to which transaction applies:
              _______________________________________________________________
         2)   Aggregate number of securities to which transaction applies:
              _______________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              _______________________________________________________________
         4)   Proposed maximum aggregate value of transaction:
              _______________________________________________________________
         5)   Total fee paid:
              _______________________________________________________________

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
              _______________________________________________________________

         2)   Form, Schedule or Registration Statement No.:
              _______________________________________________________________
         3)   Filing Party:
              _______________________________________________________________
         4)   Date Filed:
              _______________________________________________________________

                        AIT VISION U.S. EQUITY PORTFOLIO
                         1793 KINGSWOOD DRIVE, SUITE 200
                             SOUTHLAKE, TEXAS 76092


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER __, 1997



Dear Shareholders:

         The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of AIT Vision U.S. Equity Portfolio (the "Fund"), a series of the Trust, to be held at the Trust's principal executive offices at 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 on _________, November __, 1997 at 10:00 a.m., Eastern Standard Time, for the following purposes:

         1. Approval or disapproval of a proposed new management agreement between the Fund and Advanced Investment Technology, Inc., on substantially the same terms as the current management agreement.

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on October 20, 1997 are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees

                                                                  JULIE A. FELEO
                                                                       Secretary

Southlake, Texas
[October __,] 1997








                             YOUR VOTE IS IMPORTANT


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                        AIT VISION U.S. EQUITY PORTFOLIO
                         1793 KINGSWOOD DRIVE, SUITE 200
                             SOUTHLAKE, TEXAS 76092
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER __, 1997
                                  ------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Funds (the "Trust"), on behalf of the AIT Vision U.S. Equity Portfolio series (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the Fund's principal executive offices at 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 on _________, November __, 1997 at 10:00 a.m., Eastern Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be first mailed on or about October 31, 1997. The Meeting has been called to approve or disapprove a new management agreement between the Fund and Advanced Investment Technology, Inc. Other than its expiration date, the proposed new management agreement (the "Proposed Agreement") is identical in form and terms to the current management agreement.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the Proposed Agreement between the Fund and Advanced Investment Technology, Inc.; and (ii) at the discretion of the holders of the proxy on any other matter that may come before the meeting. Any shareholder may revoke a proxy at any time before it is exercised by a subsequently dated proxy card that is duly executed and delivered, by written notice to the President of the Trust revoking the proxy or by attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         There were 361,849.462 shares of beneficial interest of the Fund
(the "Shares") issued and outstanding at the close of business on October 20, 1997, the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each holder of Shares is entitled to one (1) vote per Share held, and fractional votes for fractional shares held of record, on the Record Date on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding Shares is necessary to constitute a quorum at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding Shares is required for the approval of the Proposed Agreement. As defined in the Investment Company Act of 1940, as amended (the "Act"), a vote of the holders of a majority of the outstanding Shares of the Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting Shares, whichever is less. See "CONTROL SHARES" for information regarding a controlling shareholder.

         Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of Shares represented at the meeting, but since they are not affirmative votes for any proposal, they will have the same effect as a vote against the proposal.

         THE TRUST WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, WHICH INCLUDES FINANCIAL AND OTHER

INFORMATION ABOUT THE FUND. SUCH REQUEST SHOULD BE DIRECTED TO MS. JULIE A. FELEO, TREASURER, AMERIPRIME FUNDS, 1793 KINGSWOOD DRIVE, SUITE 200, SOUTHLAKE, TEXAS 76092, TELEPHONE NUMBER (800) 298-1995.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information, as of October 20, 1997, with respect to (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of the Fund's outstanding Shares, (ii) each Trustee and officer of the Trust, and (iii) all Trustees and officers of the Trust as a group.



   NAME AND ADDRESS OF                  AMOUNT                   PERCENT
   BENEFICIAL OWNER                BENEFICIALLY OWNED           OF CLASS
   ----------------                ------------------           --------

LBS Capital Management                   33523.828                9.265%
Resources Trust Company Cust.
P.O. Box 5900
Denver, CO  80217


U.S. Trust Company of Florida,          247575.024                68.419%
Trustee Killian Charitable
Remainder Unitrust DTD 12/1/94
765 Seagate Drive
Naples, FL  34103


Wootten Charitable Remainder Unitrust    27279.813                7.539%
DTD 4/30/97
Rike O. Wootten Trustee
1865 E. Cedar Ave.
Denver, CO  80209

All Trustees and Officers as a Group       2853.045 (1)               *%


-----------------------------

1 Kenneth D. Trumpfheller, President and a Trustee of the Trust, may be deemed to beneficially own 2853.045 shares as the sole shareholder of AmeriPrime Financial Securities, Inc., the record holder of the Shares.

*        Less than 1% of outstanding shares.

                                 CONTROL SHARES

         U.S. Trust Company of Florida, as Trustee of the Killian Charitable Remainder Unitrust (hereinafter "U.S. Trust") controls the vote for 68.49% of the outstanding shares of the Fund. As the controlling shareholder of the Fund, the vote of U.S. Trust will determine whether or not the Proposed Agreement will be approved. Raymond Killian may be deemed the beneficial owner of the shares to be voted by U.S. Trust because he is a beneficiary of the Killian Charitable Remainder Unitrust. Mr. Killian is currently a Director of the Adviser and it is anticipated that he will remain a Director of the Adviser after the AIT Purchase. It is also anticipated that the shares controlled by U.S. Trust will be voted in favor of the Proposed Agreement.

                                   PROPOSAL I

                       APPROVAL OF THE PROPOSED AGREEMENT

INTRODUCTION

         Advanced Investment Technology, Inc. ("AIT" or the "Adviser") serves as investment adviser to the Fund pursuant to a management agreement effective October 29, 1996 ("Current Agreement"), which was approved by the Board and by a majority of the shareholders of the Fund (as defined by the Investment Company
Act) on July 26, 1996.

         The Current Agreement provides that it shall automatically terminate in the event of an assignment as defined in the Investment Company Act. State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company, and AIT have entered into a letter of intent whereby SSgA will: (i) purchase substantially all of the assets of AIT Research, the research and development group of AIT, and (ii) purchase sixty percent (60%) of the shares of common stock of AIT after the acquisition of AIT Research (hereinafter, the "AIT Purchase"). A definitive agreement is being prepared and is anticipated to be signed prior to consummation of the AIT Purchase. The AIT Purchase may be contingent upon consents being obtained from clients of the Adviser other than the Fund. Consummation of the AIT Purchase will constitute an assignment of the Current Agreement. Therefore, the Proposed Agreement is hereby being proposed for approval by the shareholders of the Fund. A form of the Proposed Agreement is attached hereto as EXHIBIT A. OTHER THAN ITS EFFECTIVE AND EXPIRATION DATES, THE PROPOSED AGREEMENT IS IDENTICAL IN FORM AND TERMS TO THE CURRENT AGREEMENT.

         In the event that shareholders of the Fund do not approve the Proposed Agreement and SSgA and AIT nonetheless proceed with the AIT Purchase, the Current Agreement would terminate and the Trustees of the Trust would seek to obtain interim advisory services for the Fund either from AIT or from another advisory organization. Thereafter, the Trustees of the Trust would either negotiate a new investment management agreement with an investment adviser selected by the Trustees or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. If the AIT Purchase is not consummated for any reason, the Current Agreement will remain in effect.

         The Proposed Agreement will become effective on the date the AIT Purchase is consummated or the date the shareholders approve the Proposed Agreement, whichever occurs later. The Proposed Agreement will continue in effect for two years from the effective date, and may continue thereafter on a year-to-year basis, subject to approval by the Trustees of the Trust or the vote of the holders of a majority of the outstanding shares of the Fund (as defined in the Act), and also, in either event by a vote of the majority of the disinterested Trustees of the Trust in accordance with the Act and pursuant to the terms and conditions of the Proposed Agreement.

RECOMMENDATIONS OF THE BOARD OF TRUSTEES

         The Board of Trustees of the Trust met in person on October 19, 1997 to consider the AIT Purchase and its anticipated effects upon the Trust and the Fund. As required under the Act, on October 19, 1997, the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust (the "Disinterested Trustees"), unanimously voted to approve the Proposed Agreement and to recommend it to the shareholders of the Fund for approval.

         For information about the Board of Trustees' deliberations and the reasons for their recommendations, please see "EVALUATION OF THE PROPOSED AGREEMENT BY THE BOARD OF TRUSTEES".

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AGREEMENT.

TERMS OF THE MANAGEMENT AGREEMENT

         The Current Agreement has been effective since September 1, 1996. OTHER THAN ITS EFFECTIVE AND EXPIRATION DATES, THE CURRENT AGREEMENT AND THE PROPOSED AGREEMENT ARE IDENTICAL IN FORM AND TERMS (the Current Agreement and the Proposed Agreement are hereafter collectively referred to as the "Agreements"). A Form of the Proposed Agreement is attached to this Proxy Statement as EXHIBIT
A. The Agreements require the Adviser to furnish the Fund with investment advice and to manage its investments, subject to the approval of the Trust's Board of Trustees.

         Under the terms of the Agreements, the Adviser pays all of the organizational and operating expenses of the Fund, except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary or non-reoccurring expenses as may arise. As compensation for the Adviser's advisory services and agreement to pay the expenses of the Fund, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1997, the Adviser earned $_______ in fees.

         The Agreements may be terminated upon sixty days written notice by the Board of Trustees of the Trust, by a vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.

         The Agreements provide that the Adviser provides the Fund with such investment advice as it deems advisable; furnishes a continuous investment program for the Fund consistent with the Fund's investment objectives and policies; and determines the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Agreements also provide that the Adviser advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         In connection with purchases or sales of portfolio securities for the account of the Fund, the Adviser arranges for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Adviser, subject to review of these selections by the Board from time to time. The Adviser is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Adviser must at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Agreements authorize the Adviser to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser exercises investment discretion. The Agreements also authorize the Adviser to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to accounts over which the Adviser exercises investment discretion. The Fund and the Adviser understand and acknowledge that, although the information may be useful to the Fund and the Adviser, it is not possible to place a dollar value on such information. The Board periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

         Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, the Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. Investment Technology Group, Inc. ("ITG") is a shareholder of the Adviser and is therefore an affiliate of the Adviser. For the fiscal year ended October 31, 1997, ITG earned $___________ in fees which represented ____% of the total brokerage commissions paid by the Fund. The Adviser receives no commissions for transactions effected by ITG.

  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, it will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Adviser's services to the Fund pursuant to the Agreements are not to be deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others, including other registered investment companies.

         The Agreements state that the Adviser shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Agreements or any other matter to which the Agreements relate, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser's duties under the Agreements, or by reason of reckless disregard by any of such persons of the Adviser's obligations and duties under the Agreements.

         Under the Agreements, the Trust and the Adviser acknowledge that all rights to the name "AIT Vision" belong to the Adviser and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the Adviser to the Fund, the Trust's rights to the use of the name "AIT Vision" will automatically cease on the ninetieth day following the termination of the Agreements. The use of the name may also be withdrawn the Adviser during the term of the Agreements upon ninety (90) days' written notice by the Adviser to the Trust. Nothing contained in the Agreements impair or diminish in any respect, the Adviser's right to use the name "AIT Vision" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use the name.

         No provisions of the Agreements may be changed, waived, discharged or terminated orally, and no amendment of the Agreement are effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

INFORMATION REGARDING THE AIT PURCHASE

         State Street Global Advisors is an investment management division of State Street Bank and Trust Company ("SSB"), a subsidiary of State Street Corporation, 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is a Boston-based publicly traded bank holding company with approximately $3.5 trillion in assets under custody and $350 billion in assets under management. The following persons currently own more than 10% of the shares of AIT: Dean Barr, 311 Park Place Blvd., Suite 250, Clearwater, Florida 34619 (64.5%); Ganesh Mani, 311 Park Place Blvd., Suite 250, Clearwater, Florida 34619 (12.9%); and Investment Technology Group, Inc., 380 Madison Avenue, Fourth Floor, New York, NY 10017 (21.0%). In the proposed transaction, Mr. Barr and Mr. Mani are anticipated to sell some of their shares and State Street is anticipated to receive 60% of the shares of AIT. Subsequent to the AIT Purchase, it is anticipated that the following persons will own more than 10% of the shares of AIT: Dean Barr, Investment Technology Group, Inc. and State Street Global Advisors, 225 Franklin Street, Boston, Massachusetts 02110.

         The professionals that are currently responsible for the management of the Fund, Douglas W. Case, CFA and Susan Reigel, will continue to manage the Fund following the agreement and Mr. Case will assume the role of Chief Investment Officer at AIT. Dean Barr will serve dual roles as AIT's Chief Executive Officer and Director of SSgA's Research Lab. AIT's current research group of seven, including Mr. Barr, will combine with approximately eight current SSgA employees to form SSgA's new global Research Lab. The Lab's responsibilities will encompass furthering the quantitative investment research for SSgA and AIT. AIT will have a research sharing agreement with SSgA which will effectively increase the research resources (i.e., people, hardware, software, and data) which drive the ongoing investment process of AIT. Therefore, it is anticipated that the overall effect of the research agreement will be to enhance the resources available to the Fund's current managers.

         The names, addresses and principal occupations of the principal executive officers and directors of AIT prior to the AIT Purchase are as follows:


NAME AND ADDRESS:                                    TITLE OR STATUS:           PRINCIPAL OCCUPATION
-----------------                                    ----------------           --------------------

Dean Barr                                            Chairman,                  Chairman, CEO, CIO,
311 Park Place Blvd., Suite 250                      CIO, CEO, Director         Director of AIT
Clearwater, FL  34619

Bryan Stypul                                         Treasurer                  CFO of AIT
311 Park Place Blvd., Suite 250
Clearwater, FL  34619

Ganesh Mani                                          Director                   Research Director of AIT
311 Park Place Blvd., Suite 250
Clearwater, FL  34619

Scott Masson                                         Director                   President and CEO of Investment
380 Madison Avenue, Fourth Floor                                                Technology Group, Inc.
New York, NY  10017

Raymond Killian                                      Director                   Chairman of the Board of Investment
380 Madison Avenue, Fourth Floor                                                Technology Group, Inc.
New York, NY  10017

David Cushing                                        Director                   Research Director of
380 Madison Avenue, Fourth Floor                                                Investment Technology Group,
New York, NY  10017                                                             Inc.

         The names, addresses and principal occupations of the persons anticipated to be the principal executive officers and directors of AIT subsequent to the AIT Purchase are as follows:

NAME AND ADDRESS:                                    TITLE OR STATUS:           PRINCIPAL OCCUPATION
-----------------                                    ----------------           --------------------

Dean Barr                                            Chairman, CEO                      Chairman, CEO,
380 Madison Avenue, Fourth Floor                     Director                   Director of AIT
New York, NY  10017

Bryan Stypul                                         Treasurer                  CFO of AIT
311 Park Place Blvd., Suite 250
Clearwater, FL  34619

Raymond Killian                                      Director                   Chairman of the Board of Investment
380 Madison Avenue, Fourth Floor                                                Technology Group, Inc.
New York, NY  10017

Nicholas Lopardo                                     Director                   Chairman and CEO of State Street Global
225 Franklin Street                                                             Advisors
Boston, MA  02110



                                     - 6 -







John Snow                                            Director                   Managing Director of State Street Global
225 Franklin Street                                                             Advisors
Boston, MA  02110

Marc Simmons                                         Director                   Principal of State Street Global Advisors
225 Franklin Street
Boston, MA  02110


EVALUATION OF THE PROPOSED AGREEMENT BY THE BOARD OF TRUSTEES

         The Board has determined that continuity and efficiency of portfolio management services after the AIT Purchase can best be assured by approving the Proposed Agreement. The Board believes that the Proposed Agreement will enable the Trust to continue to obtain advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the Proposed Agreement is in the best interests of the Trust and the shareholders of the Fund.

         At a meeting of the Board of Trustees held on October 19, 1997, the Board, including the Disinterested Trustees, evaluated the AIT Purchase. In evaluating the AIT Purchase, the Board, including the Disinterested Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by AIT and SSgA, including financial information.

         Based on its review, the Board of Trustees believes that the terms of the AIT Purchase are fair to, and in the best interests of, the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, including the Disinterested Trustees, unanimously recommends approval by the shareholders of the Proposed Agreement. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of AIT's investment personnel, (ii) the nature and quality of operations and services that AIT is expected to provide the Fund with no change in fee rates, (iii) the benefits of continuity in services to be provided under the Proposed Agreement,
(iv) the aspects of the AIT Purchase that would affect the ability of AIT to retain and attract qualified personnel and (v) the ownership of the Adviser both before and after the AIT Purchase.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to: (1) the performance of the Fund since commencement of its operations; (2) the distinct investment objective and policies of the Fund, (3) that the compensation to be paid under the Proposed Agreement will be the same as the rate paid under the Current Agreement; (4) that the terms of the Proposed Agreement are identical to the terms of the Current Agreement, except for different effective and expiration dates; (5) the financial conditions of AIT and SSB; (6) the commitment of AIT to pay or reimburse the Trust for expenses incurred in connection with the AIT Purchase; (7) the benefits expected to be realized as a result of SSB's ownership of AIT; and (8) other factors deemed relevant.

         The Board viewed as significant the representation of SSgA and AIT that the same persons who are presently responsible for the investment advisory operations of AIT will continue in such positions following the AIT Purchase, that no changes in the investment adviser's method of operation or location, and that no diminution of the scope and quality of advisory services provided to the Fund will result from the AIT Purchase. The Board also considered it significant that the majority shareholders would retain a material interest in the Adviser. The Board noted that the balance sheet of AIT would not be greatly affected by the AIT Purchase and that the expense ratio of the Fund was substantially lower than those of similar funds.

         BASED ON THE ABOVE, AND OTHER CONSIDERATIONS, THE BOARD UNANIMOUSLY RECOMMENDED APPROVAL OF THE PROPOSED AGREEMENT AND ITS SUBMISSION TO SHAREHOLDERS OF THE FUND FOR THEIR APPROVAL. The Proposed Agreement will become effective on the date the AIT Purchase is consummated or the date the shareholders approve the Proposed Agreement, whichever occurs later. The Proposed Agreement will continue in effect for two years from the effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act.

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AGREEMENT.


                              OPERATION OF THE FUND

         The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

         The Fund retains Advanced Investment Technology, Inc., 311 Park Place Blvd., Suite 250, Clearwater, Florida 34619 (the "Adviser") to manage the Fund's investments. The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Fund retains American Data Services, Inc., P.O. Box 5536, Hauppauge, New York 11788-0132 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Adviser.

                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a Shareholder proposal in a timely manner does not insure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         Shareholders should be aware that under the law of the state in which the Trust is established, Ohio, annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. As it is the intention of the Board of Trustees not to hold annual shareholder meetings in the future unless required to do so under the Investment Company Act, there can be no assurance that shareholder proposals validly submitted to the Trust will be acted upon at a regularly scheduled annual shareholder meeting.

                              COST OF SOLICITATION

         The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Fund's investment adviser, Advanced Investment Technology, Inc. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their judgment, and discretionary authority to do so is included in the proxy.

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                                                  JULIE A. FELEO
                                                                       Secretary
Dated October ___, 1997

PROXY
                        AIT VISION U.S. EQUITY PORTFOLIO
                         SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER ___, 1997

         The undersigned shareholder of AIT Vision U.S. Equity Portfolio (the "Fund") hereby nominates, constitutes and appoints Kenneth D. Trumpfheller and Julie A. Feleo, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, on _________, November ___, 1997 at 10:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         1. APPROVAL OF PROPOSED AGREEMENT BETWEEN THE FUND AND ADVANCED INVESTMENT TECHNOLOGY, INC.

              __ FOR                    __ AGAINST                 __ ABSTAIN

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON PROPOSAL 1. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


________________           DATED:______________, 1997
-----------------------------------------------
(Number of Shares)                                    (Please Print Your Name)


-----------------------------------------------
                                                      (Signature of Shareholder)


-----------------------------------------------
                                                      (Please Print Your Name)


-----------------------------------------------

                                                      (Signature of Shareholder)
                                                      (Please date this proxy
                                                      and sign your name as it
                                                      appears on the stock
                                                      certificates. Executors,
                                                      administrators, trustees,
                                                      etc. should give their
                                                      full titles. All joint
                                                      owners should sign.)


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

                                    EXHIBIT A

                              MANAGEMENT AGREEMENT

TO:      Advanced Investment Technology, Inc.
         311 Park Place Blvd.
         Clearwater, Florida  34619

Dear Sirs:

         AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the AIT Vision U.S. Equity Portfolio (the "Fund").

         You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows.

         1.       ADVISORY SERVICES

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES

                  You will pay all organizational and operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares; and all other organizational and operating expenses not specifically assumed by the Fund.

                  The Fund will pay all brokerage fees and commissions, taxes, interest, fees and expenses of the non- interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

         3.       COMPENSATION OF THE ADVISER

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 0.70% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall take effect on ________________________, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME

                  The Trust and you acknowledge that all rights to the name "AIT Vision" belongs to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "AIT Vision" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "AIT Vision" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use these names.

         8.       AMENDMENT OF THIS AGREEMENT

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

                  The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "Act") shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         12.      NOTICES

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, and your address for this purpose shall be 311 Park Place Boulevard, Clearwater, Florida 34619.

         13.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                              Yours very truly,

ATTEST:                                       AmeriPrime Funds


_________________________________             By _____________________
Name/Title:  ______________________           Kenneth D. Trumpfheller, President
                                              Dated:  _________________, 1997

                                   ACCEPTANCE
                                   ----------

         The foregoing Agreement is hereby accepted.

ATTEST:                                     Advanced Investment Technology, Inc.

__________________________________          By _______________________________
Name/Title:  ______________________         Name/Title: ______________________

                                            Dated:  _______________, 1997